                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           U.S. PLASTIC LUMBER CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

(US PLASTIC LUMBER CORP. LOGO)     U.S. PLASTIC LUMBER CORP.
                                   2300 GLADES RD., SUITE 440W
                                   BOCA RATON, FLORIDA 33431
                                   (561) 394-3511

                                                                  April 29, 2000


Dear Stockholder:

     The directors and officers of your company cordially invite you to attend the Annual Meeting of the stockholders of U.S. Plastic Lumber Corp., which will be held at the Company's Ocala plastic lumber plant located at 1909 NE 25th Avenue, Ocala, FL 34470 on Wednesday, May 31, 2000 at 2:00 P.M. (Eastern Daylight Savings Time).

     At the Annual Meeting, each stockholder will be asked to:

     1. elect two directors for a term of four years, or until their successors have been duly elected and qualified;

     2. ratify an amendment and restatement to the 1999 Employee Stock Option Plan to increase the number of shares available for issuance thereunder;

     3. adopt the proposal to amend and restate the Articles of Incorporation;

     4. ratify the appointment of KPMG LLP as the Company's auditors for fiscal year ending December 31, 2000; and

     5. vote on any other business which may properly come before the Annual Meeting.

     IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO VOTE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT TO THE COMPANY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Sincerely,

/s/ Mark S. Alsentzer

Mark S. Alsentzer
Chairman, CEO and President

(US PLASTIC LUMBER CORP. LOGO)         U.S. PLASTIC LUMBER CORP.
                                       2300 GLADES RD., SUITE 440W
                                       BOCA RATON, FLORIDA 33431
                                       (561) 394-3511


                NOTICE OF AN ANNUAL MEETING OF THE STOCKHOLDERS
                            TO BE HELD MAY 31, 2000

To the Stockholders of U.S. Plastic Lumber Corp.:

     Notice is hereby given that an Annual Meeting of the Stockholders ("Special Meeting") of U.S. Plastic Lumber Corp. (the "Company") will be held at the Company's Ocala plastic lumber plant located at 1909 NE 25th Avenue, Ocala, FL 34470 on Wednesday, May 31, 2000 at 2:00 P.M. (Eastern Daylight Savings Time) in which each stockholder will be asked to:

     1. elect two directors for a term of four years, or until their successors have been duly elected and qualified;

     2. ratify an amendment and restatement to the 1999 Employee Stock Option Plan to increase the number of shares available for issuance thereunder;

     3. adopt the proposal to amend and restate the Articles of Incorporation;

     4. ratify the appointment of KPMG LLP as the Company's auditors for fiscal year ending December 31, 2000; and

     5. vote on any other business which may properly come before the Annual Meeting.

If You Plan To Attend:

     Only stockholders of record as of March 30, 2000, or their duly appointed proxies, may attend the meeting. Seating is limited. Admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 1:30 p.m. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Please note that if your shares, or the person or entity for whom you are the duly appointed proxy, are held in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

     Even if you plan to attend the Annual Meeting in person, you are requested to date, sign and return the enclosed form of proxy card, which is solicited on behalf of the Board of Directors, at your earliest convenience. You may revoke your proxy at any time prior to exercise.

                                          By Order of the Board of Directors,

                                          /s/ Bruce C. Rosetto

                                          Bruce C. Rosetto
                                          Secretary


April 29, 2000

Boca Raton, Florida

     PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. IT WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES AND ENSURE A QUORUM AT THE SPECIAL MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                           U.S. PLASTIC LUMBER CORP.
                           2300 GLADES RD. SUITE 440W
                           BOCA RATON, FLORIDA 33431

                                PROXY STATEMENT
                      2000 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 31, 2000

     The Board of Directors of U.S. Plastic Lumber Corp. (hereinafter called "USPL" or the "Company") solicits your proxy for use at the 2000 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 31, 2000 at the Company's plastic lumber plant located at 1909 NE 25th Avenue, Ocala, Florida 34470 at 2:00 p.m. E.D.T. or any postponement or adjustment thereof for the purposes set forth in the foregoing Notice of the Annual Meeting. The Notice of Annual Meeting, this proxy statement and the enclosed proxy are being first mailed to stockholders on or about April 24, 2000.

     At the Annual Meeting, stockholders will be asked to: (i) elect two directors for a term of four years, or until their successors have been duly elected and qualified; (ii) ratify an amendment and restatement to the 1999 Employee Stock Option Plan increase the number of shares available for issuance thereunder; (iii) approve the proposal to amend and restate the Articles of Incorporation; and (iv) ratify the appointment of KPMG LLP as the Company's auditors for the fiscal year ending December 31, 2000, as well as, (v) transact any other business which may properly come before the Annual Meeting.

     Stockholders of record can mail their signed proxy to the Company in the self addressed stamped envelope provided herewith. A proxy may be revoked at any time prior to the voting at the Annual Meeting by submitting a later dated proxy or by giving written notice of such revocation to the Secretary of the Company or by attending the Annual Meeting and voting in person.

VOTE REQUIRED AND PROXY INFORMATION

     Only stockholders of USPL common stock, par value $.0001 per share, (the "Common Stock"), of record at the close of business on March 30, 2000 ("Record Date") are entitled to vote at the Annual Meeting.

     As of the close of business on the Record Date, 33,913,290 shares of Common Stock were issued and outstanding. Each share of Common Stock entitles the holder to one vote on each matter presented at the Annual Meeting. In order for a quorum to be present at the Annual Meeting, a majority of the outstanding shares of the Common Stock as of the close of business on the Record Date must be present in person or represented by proxy at the Annual Meeting. All such shares that are present in person or represented by proxy at the Annual Meeting will be counted in determining whether a quorum is present, including abstentions and broker non-votes.

     A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of the Common Stock for: (i) election of all nominees for director hereinafter named ("Proposal 1"), (ii) ratification of an amendment and restatement to the 1999 Employee Stock Option Plan to increase the number of shares available for issuance thereunder ("Proposal 2"), (iii) approval to amend and restate the Articles of Incorporation

("Proposal 3"), and (iv) ratification of the appointment of KPMG LLP as the independent auditors of the Company for the fiscal year ended December 31, 2000 ("Proposal 4").

     The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting:
(i) matters to be presented at the Annual Meeting which the Company does not have notice on or prior to February 17, 2000; (ii) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the Annual Meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this proxy statement and form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (v) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

     The Company is not currently aware of any matters that will be brought before the Annual Meeting (other than procedural matters) that are not referred to in the enclosed notice of the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy shall vote the proxies in their discretion in the manner they believe to be in the best interest of USPL. The accompanying form of proxy has been prepared at the direction of the Board of Directors and is sent to you at the request of the Board of Directors. The proxies named therein have been designated by your Board of Directors.

     The election of directors will be determined by a plurality vote. The approval of Proposals 2, 3 and 4 and any other business matters properly brought before the Annual Meeting requires the number of votes cast in favor of the proposal to exceed the number of votes cast in opposition to the proposal. Under Nevada law, an abstention, withholding of authority to vote or a broker non-vote on any proposal, other than the election of directors, will not be counted as votes cast for or against such proposal.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock by: (i) each person who is known to the Company to be the beneficial owner of five percent (5%) or more of the outstanding Common Stock, (ii) each director of the Company, (iii) the Company's chief executive officer and each other officer of the Company whose salary and bonus totaled $100,000 or more during fiscal 1999; and (iv) all directors and executive officers of the Company as a group.

     The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly they may include securities owned by or for, among others, the wife and/or minor children or the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options, warrants and/or convertible debentures within 60 days after the date of this table. Beneficial ownership may be disclaimed as to certain of the securities. All shares listed in the table below represent shares of Common Stock as of March 30, 2000.

                                                            AMOUNT OF
                                                              SHARES         PERCENT
NAME AND ADDRESS**                                      BENEFICIALLY OWNED   OF CLASS
------------------                                      ------------------   --------
  DIRECTORS AND EXECUTIVE OFFICERS
  Mark S. Alsentzer...................................      6,967,564(1)       20.0%
  Roger Zitrin........................................        373,574(2)        1.1%
  August C. Schultes, III.............................      5,900,410(3)       17.4%
  Gary J. Ziegler.....................................      6,257,408(4)       18.4%
  Kenneth Leung.......................................         15,000(10)         *
  Bruce C. Rosetto....................................        139,038(5)          *
  Michael D. Schmidt..................................        175,025(6)          *
  John W. Poling......................................         91,667(7)          *
  All directors and executive officers as a group
     (8 persons)......................................      8,302,001          23.6%

  5% HOLDERS
  Stout Partnership(8)................................      5,808,842          17.1%
     101 Jessup Rd., Thorofare, NJ 08086
  Louis D. Paolino, Jr................................      2,250,000(9)        6.6%
     1000 Crawford Place, Mt. Laurel, NJ 08054
  Halifax Fund, LP....................................      1,959,055(11)       5.6%
     195 Maplewood Ave., Maplewood NJ 07040

-------------------------

   * Less than 1%.
  ** All addresses of the executive officers and directors is that of the Company

 (1) Includes 921,667 shares which Mr. Alsentzer presently has the right to acquire through the exercise of outstanding options, 5,738,842 shares as to which Mr. Alsentzer has shared voting power which are held of record by Stout Partnership, a partnership in which Mr. Alsentzer is a general partner, 70,000 shares subject to options granted to Stout Partnership and 152,182 shares held by a limited partnership as to which Mr. Alsentzer has full voting power and shared dispositive power.

 (2) Includes 7,500 shares Mr. Zitrin has the right to acquire through the exercise of options.

 (3) Includes 7,500 shares Mr. Schultes has the right to acquire through the exercise of options and 5,738,842 shares as to which Mr. Schultes has shared voting power, which are held of record by Stout Partnership, a partnership in which Mr. Schultes is a general partner and 70,000 shares subject to options granted to Stout Partnership.

 (4) Includes 7,500 shares Mr. Ziegler has the right to acquire through the exercise of options and 5,738,842 shares as to which Mr. Ziegler has shared voting power which are held of record by Stout Partnership, a partnership in which Mr. Ziegler is a general partner and 70,000 shares subject to options granted to Stout Partnership.

 (5) Includes 66,667 shares Mr. Rosetto has the right to acquire through the exercise of options.

 (6) Includes 101,667 shares Mr. Schmidt has the right to acquire through the exercise of options.

 (7) Includes 66,667 shares Mr. Poling has the right to acquire through the exercise of options.

 (8) Certain officers and directors of the Company are general partners of Stout Partnership, including Mark S. Alsentzer, August C. Schultes III, and Gary
     J. Ziegler. As reported in Schedule 13D dated March 13, 1998 filed by Stout Partnership ("Stout"), 5,738,842 shares beneficially owned by Stout plus 70,000 shares subject to options granted to Stout Partnership. All of the shares beneficially owned by Stout are owned by the general partnership, whose ownership is described in the Schedule 13D. Each of the individual partners of Stout Partnership have voting power and dispositive power equal to their pro rata interest.

 (9) Includes 450,000 shares Mr. Paolino has the right to acquire through the exercise of warrants. Mr. Paolino resigned as a director on March 29, 2000.

(10) Includes 15,000 shares Mr. Leung has the right to acquire through the exercise of options.

(11) Includes 909,090 shares Halifax Fund, LP has a right to acquire through conversion of $7,500,000 of convertible debentures purchased in February 2000 and 287,500 shares through the exercise of warrants granted in conjunction with debenture purchases totaling $11,500,000. $4,000,000 of these debentures were converted into 762,465 shares of common stock on March 2, 2000.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Board of Directors is currently composed of five members. At the Annual Meeting, Stockholders will vote on the election of two directors for a four year term, whose terms expire at the Annual Meeting. The By-Laws provide for three classes of directors, each class serving staggered four year terms. If for any reason any of the nominees for election at the Annual Meeting becomes unable or is unwilling to serve at the time of the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote for substitute nominee or nominees. The Board knows of no reason why any nominee will be unable to serve.

     The following table sets forth information regarding nominees for election to the Company's Board of Directors and directors remaining in office and each director's term of office.

                                    NOMINEES

                                            POSITION WITH         DIRECTOR   EXPIRATION
NAME                         AGE(1)          THE COMPANY           SINCE      OF TERM
----                         ------  ---------------------------  --------   ----------
Mark S. Alsentzer..........    44    Chairman, President & CEO      1995        2004
August C. Schultes.........    53    Director                       1996        2004

                         DIRECTORS WHOSE TERMS CONTINUE

Roger N. Zitrin............    52    Director                       1997        2002
Kenneth Leung..............    55    Director                       1999        2002
Gary J. Ziegler............    52    Director                       1996        2003

-------------------------

(1) Age as of 12/31/99

     The principal occupation of each director of the Company and each nominee for director is set forth below unless otherwise indicated. Unless otherwise noted, all directors have held their present employment position for at least five years.

     MARK S. ALSENTZER. Chairman, President & CEO. Mr. Alsentzer has been the President and CEO since December 1996, and the Chairman since January 2000. He was previously Chairman of the Company from November 1997 to May 1999. From 1980 to 1992, Mr. Alsentzer served as President of Stout Environmental, Inc., a full service hazardous waste environmental service company. During this period, Stout Environmental Inc. increased its revenues from $2 million to $90 million and the number of employees from 46 to 700. In 1992, Stout Environmental Inc. merged with Republic Industries Inc., where Mr. Alsentzer remained as Vice President of Republic Environmental Systems, Inc. until he joined U.S. Plastic Lumber Corp. In addition, Mr. Alsentzer was a Director of Cemtech, a company which grew from $3 million to $21 million and was sold to Waste Management Inc. in 1991. Mr. Alsentzer was the former CEO and founder of Clean Earth, Inc., which is currently a wholly-owned subsidiary of the Company and a leading recycler of contaminated soil and debris located in the northeast. Mr. Alsentzer has a Bachelor of Science degree in Chemical Engineering from Lehigh University and a Masters in Business Administration from Fairleigh Dickinson University. Mr. Alsentzer also serves as a Director of Mace Security International, Inc. (MACE) since December 1999, a company that owns and operates car washes throughout the United States.

     AUGUST C. SCHULTES III. Director. Mr. Schultes is Chairman of the Board and CEO of A.C. Schultes, Inc., a contracting and service organization specializing in water well drilling, water and waste water treatment, and pump and motor repair services for over seventy-five years with offices in Maryland, Delaware and New Jersey.. He is also the Chairman of the Board and CEO of Life Care Institute, a medical diagnostic center with facilities to perform stress tests, CAT scans, MRI scans and physical therapy located in New Jersey. He was also the founder, Chairman of the Board and CEO of Stout Environmental, Inc. Mr. Schultes is a graduate of Penn State University and has a Bachelor of Science degree in Civil Engineering.

     ROGER N. ZITRIN. Director. Dr. Zitrin was the founder and President of the Heart Association of Palm Beach County where he was a practicing physician specializing in cardiology until he retired in 1992. He is presently acting as an independent investor and investment advisor. Dr. Zitrin is the founder of Florida Medical Laser Corp. and Gold Coast Specialty Lab and co-founder of Physicians Cardiac Imaging. He is presently acting as financial advisor to Gold Coast Ventures, Inc. and serving as a Board member of Associated Home Health. Dr. Zitrin is a graduate of Rutgers College of Medicine and Dentistry.

     GARY J. ZIEGLER. Director. Mr. Ziegler is President of Consultants and Planners, Inc., which provides operating services to several water utility companies in New Jersey. Mr. Ziegler is a Professional Engineer and Professional Planner in New Jersey, a Professional Engineer in Maryland, Pennsylvania, Ohio and New York and a member of the American Society of Civil Engineers and the National Society of Professional Engineers. He was President of W.C. Services, Inc. and Vice President of Stout Environmental, Inc. Mr. Ziegler is a graduate of Clemson University with a Bachelor of Science degree in Civil Engineering.

     KENNETH CH'UAN-K'AI LEUNG Director. Mr. Leung heads the Corporate Finance Department of Sanders Morris Harris in New York City and is the Chief Investment Officer of Environmental Opportunities Funds I and II. Prior to joining Sanders Morris Harris in 1995, Mr. Leung was a Managing Director at Smith Barney from 1978 to 1994. He has been an Institutional Investor "All Star" analyst for twenty-one years and has been involved in many of the major environmental service investment banking transactions over the last sixteen years. Mr. Leung was a Vice President at F. Eberstadt & Co. from 1974 to 1978 and an Assistant Treasurer at Chemical Bank from 1967 to 1974. Mr. Leung holds an Masters in Business Administration degree in Finance from Columbia University and a Bachelor of Arts degree in History from Fordham College. He serves on the Board of Directors of Zahren Alternative Power Corp., Capital Environmental Resource Inc., Avista Resources, Inc., Synagro Technologies, Inc. and Northstar Passenger Services Ltd.

     Set forth below is biographical information for the Company's executive officers who are not directors or nominees for directors:

     JOHN W. POLING. Age 54, Chief Financial Officer. Mr. Poling heads the Corporate Finance Department of the Company and is responsible for the Company's overall financial direction and SEC reporting, accounting operations and accounting controls. Prior to joining the Company in early 1999, Mr. Poling was Vice President of Finance at Eastern Environmental from 1996 to 1999. Mr. Poling has held senior financial positions in publicly-held environmental services companies since 1979, including Vice President and Treasurer of Smith Technology Inc. from 1994 to 1996, Vice President, Finance and Chief Financial Officer of Envirogen, Inc. from 1993 to 1994, President of Tier Inc. from December 1992 to September 1993, and Vice President-Finance and Chief Financial Officer of Roy F. Weston, Inc. from 1989 to 1992. Mr. Poling received a Bachelor of Science degree in Accounting from Rutgers University.

     BRUCE C. ROSETTO. Age 41, Vice President and General Counsel/Secretary. Mr. Rosetto joined the Company in January, 1997 and his primary responsibilities are acting as General Counsel to the Company, mergers and acquisitions, SEC reporting, investor relations and performing the functions of corporate secretary. Mr. Rosetto was a partner in a New Jersey law firm, Paschon, Feurey, and Rosetto from 1982-86. In 1986, Mr. Rosetto became Chairman and CEO of Consolidated Waste Services of America, Inc. ("CWSA"), a fully integrated environmental company, building that company primarily through mergers and acquisitions into one of the largest privately owned environmental companies in New

Jersey. CWSA was eventually sold to USA Waste Services in December 1997. In 1994, he became Chairman and CEO of Hemo Biologics International, Inc., a biologic products company. He graduated from LaSalle University in 1979 with a Bachelor of Arts Degree in Political Science, and from Villanova University School of Law in 1982, with a JD Degree. He is currently a member of the Florida and New Jersey Bars. Mr. Rosetto also serves on the Board of Directors of Compass Knowledge Group, Inc., a company that provides post secondary education through the Internet. Mr. Rosetto is also the sole principal of Rosetto & Associates, LLC, a private law firm that performs legal work for the Company as well as unrelated third parties.

     MICHAEL D. SCHMIDT. Age 51, Treasurer, Vice President and Controller, Chief Accounting Officer. Mr. Schmidt joined the Company in December 1997. Mr. Schmidt has over 20 years of public and private accounting experience including 10 years in the environmental industry. Prior to joining the Company, Mr. Schmidt served as Chief Financial Officer of Republic Environmental Systems, Inc., a publicly traded company and a leading environmental service provider, headquartered in Blue Bell, Pennsylvania, a position he held for approximately ten years. Mr. Schmidt has a Bachelor of Science in Business Administration from Rowan University and is a Certified Public Accountant in the State of New Jersey.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES FOR DIRECTOR.

DIRECTORS' MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held four meetings and took numerous actions by execution of unanimous written consents during 1999. Each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the committees on which such director served.

  COMMITTEES OF THE BOARD OF DIRECTORS

     The Company had an Audit Committee, Acquisition Committee, Nominating Committee and Compensation Committee during 1999. The following is a description of each such committee:

     The Audit Committee consisted of Messrs. Paolino and Ziegler in 1999. It held one meeting during 1999. The Audit Committee recommends the independent accountants appointed by the Board of Directors of the Company and reviews issues raised by such accountants as to the scope of their audit and their report thereon including any questions or recommendations which may arise relating to the Company's internal accounting and control procedures. Effective March 29, 2000, the Audit Committee consists of Messrs. Zitrin and Leung.

     The Nominating Committee consisted of Messrs. Alsentzer and Paolino in 1999. It held one meeting during 1999. Its function is to select candidates for election to the position of director and make recommendations to the Board regarding candidates. Any stockholder wishing to propose a nominee should submit a recommendation in writing to the Company's Secretary, indicating the nominee's qualifications and other relevant biographical information and providing confirmation of the nominee's consent to serve as a director. Effective March 29, 2000, the Nominating Committee consists of Messrs. Ziegler, Schultes and Leung.

     The Acquisition Committee consisted of Messrs. Alsentzer and Paolino in 1999. It had three meetings during 1999. Its function is to review and approve acquisitions that are under $10 million in purchase price consideration without the requirement of Board approval. Effective March 29, 2000, the Acquisition Committee consists of Messrs. Alsentzer, Leung and Schultes.

     The Compensation Committee consisted of Messrs. Paolino and Ziegler in 1999. The Compensation Committee held three meetings during 1999. Its function is to review and make recommendations to the Board of Directors with respect to the Company's compensation of the officers of the Company, including salary, bonus, options and benefits under any existing and future compensation plans. Neither Mr. Ziegler nor Mr. Paolino is or has ever been an officer or employee of the Company or otherwise received compensation from the Company other than as a director. Effective March 29, 2000, the Compensation Committee consists of Messrs. Schultes, Zitrin and Ziegler.

  DIRECTOR COMPENSATION

     Beginning on May 15, 1996, the Board adopted a compensation package for non-employee directors which provides for the award of 100 shares of the Company's un-registered Common Stock for each meeting attended and 60 shares of un-registered Common Stock for each Committee meeting attended not held in conjunction with a regular board meeting. Directors who are employees of the Company are not paid any fees or additional compensation for service as members of the Board of Directors or any committees thereof.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consisted of Messrs. Paolino and Ziegler. Messrs. Zeigler, Schultes and Alsentzer, the Company CEO, are also general partners of Stout Partnership, a beneficial owner of more than 5% of the outstanding Common Stock of the Company. None of these individuals serve as an officer of the Company, other than Mr. Alsentzer. In 1997, Stout Partnership was awarded options to purchase 320,000 shares of Common Stock, of which options to purchase 250,000 shares have been exercised, pursuant to an independent appraisal as to the value of the collateral and personal guarantees provided by each of the general partners of Stout Partnership on behalf of the Company with PNC Bank of Delaware. Stout Partnership has provided the Company with a working capital line of $5,000,000. See "Certain Transactions."

COMPENSATION COMMITTEE REPORT

     The Compensation Committee's function is to review and make recommendations to the Board of Directors with respect to the compensation of the officers of the Company, including salary, bonus and benefits under any existing and future compensation plans, including stock options for all employees. The Compensation Committee consists of a minimum of two disinterested directors.

     The philosophy of the Compensation Committee is to establish appropriate compensation goals for the executive officers of the Company and make recommendations to the Board of Directors with regard to executive compensation and employee stock options. The Compensation Committee seeks to ensure that executive compensation is directly linked to continuous improvements in corporate performance, achievement of specific operational, financial and strategic objectives and increases in shareholder value. There are a wide variety of factors which the Compensation Committee may take into account, such as business conditions within and outside the industry, the Company's financial performance, the market compensation for executives of similar background and experience, the individual performance of the executive under consideration, the length of time the executive has been in the position, and other factors which the Compensation Committee may deem relevant. The goals of the Compensation Committee in establishing an executive compensation program are: (i) to fairly compensate executive officers of the Company and its subsidiaries for their contributions to the Company's short-term and long-term performance, and (ii) to allow the Company to attract, motivate and retain the management personnel necessary to the Company's success by providing an executive compensation program comparable to that offered by other companies seeking quality management personnel.

     Individual base salaries for the named officers are determined by the Compensation Committee based upon the scope of the executive's responsibilities, comparisons to fair market value of similar positions in the marketplace, a subjective evaluation of the executive's performance, and the length of time the executive has been in the position.

     The compensation of the Chairman, President and Chief Executive Officer, Mark S. Alsentzer, has been determined utilizing similar criteria as described for other executive officers with emphasis placed upon stock options in order that the compensation of the CEO is aligned with the goals of the Compensation Committee in establishing a strong link between the performance of the Company and return on investment for stockholders. Beginning in 1999, Mr. Alsentzer is provided with an annual base salary of $280,000 plus $36,000 per year to reimburse Mr. Alsentzer for living expenses associated with his need to maintain a residential unit in the State of Florida near the corporate offices. Additionally, in 1996, Mr. Alsentzer was awarded options to purchase 950,000 shares of Common Stock. The size of the option award was directly linked to specific performance goals, set by the Board, in achieving growth for the Company. Mr. Alsentzer met all the required performance goals in 1997 to 1999, and has, therefore earned the maximum number of options under his compensation program. In 1999, Mr. Alsentzer was awarded options to purchase 200,000 shares of Common Stock at an exercise price of $7.281 per share and 150,000 shares of Common Stock at an exercise price of $4.00 per share.

  EXECUTIVE COMPENSATION DEDUCTIBILITY

     The Company continues to evaluate its compensation plans to determine whether it complies with Section 162 (m) of the Internal Revenue Code of 1986, as amended ("Code"). It is the Company's intent to attempt to comply, to the extent possible, with the aforementioned Internal Revenue Code so that amounts paid pursuant to the Company's compensation plans will generally be deductible compensation expense. The Compensation Committee does not currently anticipate that the amount of compensation paid to executive officers will exceed the amounts specified as deductible pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

                          COMPENSATION COMMITTEE
                          OF THE BOARD OF DIRECTORS
                          Roger Zitrin
                          Gary J. Ziegler
                          August C. Schultes, III

STOCK PERFORMANCE GRAPH

     The following graph shows a comparison of the cumulative total return for the Company's common Stock, the Nasdaq Stock Market and the Peer Group Composite Index (defined below), assuming an investment of $100 in each on February 14, 1998, the date that the Company's Common Stock was first registered under the securities Act of 1934, and the reinvestment of all dividends.

     The data points used for the performance graph are listed below.

     The Peer Group Composite Index reflects the performance of the following publicly traded companies in industries similar to that of the Company: Trex Company, Inc., Advanced Environmental Recycling Technologies, Inc., Safety-Kleen Corp., Clean Harbors, Inc. and IT Group, Inc.

                                    (GRAPH)

                                                   U.S. PLASTIC LUMBER             PEER GROUP               NASDAQ COMPOSITE
                                                   -------------------             ----------               ----------------
 2/13/1998                                               100.00                      100 00                      100.00
12/31/1998                                               121.33                       91.22                      128.67
12/31/1999                                               164.00                      116.60                      239.47

                             EXECUTIVE COMPENSATION

     The following table summarizes compensation paid or accrued during the periods indicated for the Company's Chief Executive Officer and each other executive officer whose salary and bonus exceeded $100,000 during fiscal year 1999.

                           SUMMARY COMPENSATION TABLE

                                                  ANNUAL COMPENSATION            AWARDS
                                            --------------------------------   ----------
                                                                               NUMBER OF
                                                                   OTHER       SECURITIES
                                                                   ANNUAL      UNDERLYING     ALL OTHER
  NAME AND PRINCIPAL POSITION               YEAR      SALARY    COMPENSATION    OPTIONS      COMPENSATION
  ---------------------------               ----     --------   ------------   ----------    ------------
  Mark Alsentzer,                           1999     $180,000         -0-       350,000(2)     $36,000(3)
    Chairman, CEO and                       1998     $150,000         -0-           -0-        $36,000(3)
    President                               1997     $150,000         -0-       950,000(2)         -0-

  John W. Poling,                           1999(4)  $ 65,385         -0-       125,000            -0-
    Chief Financial Officer

  Bruce C. Rosetto                          1999     $ 56,923     $25,000       110,000            -0-(5)
    Vice President and                      1998     $100,000         -0-        75,000            -0-
    General Counsel/Secretary               1997     $ 89,000         -0-           -0-            -0-

  Michael D. Schmidt,                       1999     $100,000     $25,000       110,000            -0-
    Chief Accounting                        1998     $100,000         -0-        75,000            -0-
    Officer and Controller                  1997     $  9,000         -0-           -0-            -0-

-------------------------

(1) Excludes perquisites and other personal benefits that do not exceed the lesser of $50,000 or 10% of each officer's total salary and bonus.
(2) In 1996 Mr. Alsentzer received options to purchase 400,000 shares of common stock at $2.25 per share based on achieving certain performance goals set by the Board of Directors. Mr. Alsentzer also received an additional 50,000 common stock options per year for three years at $3.50 per share. Mr. Alsentzer also received an additional 400,000 common stock options in December 1996 as an incentive to induce Mr. Alsentzer to enter into an employment agreement with the Company at $4.00 per share, The options are exercisable over the next ten years.
(3) Represents annual living expenses for maintaining a second home.
(4) Commenced employment on April 26, 1999.
(5) The Company has a professional services contract with Rosetto & Associates, LLC, a private law firm that performs legal work for the Company as well as unrelated third parties. Mr. Rosetto, Vice President, General Counsel and Secretary for the Company, is the sole principal of Rosetto & Associates, LLC. In 1999 Rosetto & Associates billed the Company $355,377 for legal services and paid the Company $206,514 for use of office space, office equipment and other shared services.

  EMPLOYMENT AGREEMENTS

     Mark S. Alsentzer -- Chairman, Chief Executive Officer and President. Mr. Alsentzer's employment agreement is for a three year term beginning October 27, 1999. In addition to an annual salary of $280,000, Mr. Alsentzer receives a $3,000 per month reimbursement for living expenses and reimbursement for expenses related to a residential unit and options to purchase Common Stock described in footnote 2 above. Mr. Alsentzer may be terminated for cause under the employment agreement defined as (i) the conviction of a felony crime involving moral turpitude, (ii) the violation of any restrictive covenants contained within the Agreement; (iii) his engaging in gross negligence or willful misconduct injurious to the Company; or (iv) the failure to substantially perform his duties, other than resulting from incapacity due to physical or mental illness. In the event, Mr. Alsentzer is terminated for cause or he elects to leave the employ of the Company for any reason, then Mr. Alsentzer shall be entitled to receive all unissued options for which the conditions of issuance have otherwise been met and all accrued but unpaid salary. If the employment period ceases due to the death of Mr. Alsentzer, the election of the Company to terminate without cause, change of control or his permanent disability as defined in the agreement, then Mr. Alsentzer shall receive a lump sum cash payment equal to two years base salary as defined in the agreement and all unissued options for which the conditions have not been otherwise met shall be issued to Mr. Alsentzer without regard to performance of the conditions for issuance. Mr. Alsentzer's contract also contains provisions concerning a covenant not to compete and violate corporate confidences for two years beginning on the date of termination.

     John W. Poling -- Chief Financial Officer. Mr. Poling's employment agreement is for a three year term beginning October 27, 1999. In addition to an annual salary of $100,000, Mr. Poling receives a $450 per month car allowance and options to purchase Common Stock described in this Proxy Statement. Mr. Poling may be terminated for cause under the employment agreement defined as (i) the conviction of a felony crime involving moral turpitude, (ii) the violation of any restrictive covenants contained within the Agreement; (iii) his engaging in gross negligence or willful misconduct injurious to the Company; or (iv) the failure to substantially perform his duties, other than resulting from incapacity due to physical or mental illness. In the event, Mr. Poling is terminated for cause or he elects to leave the employ of the Company for any reason, then Mr. Poling shall be entitled to receive all unissued options for which the conditions of issuance have otherwise been met and all accrued but unpaid salary. If the employment period ceases due to the death of Mr. Poling, the election of the Company to terminate without cause, change of control or his permanent disability as defined in the agreement, then Mr. Poling shall receive a lump sum cash payment equal to two years base salary as defined in the agreement and all unissued options for which the conditions have not been otherwise met shall be issued to Mr. Poling without regard to performance of the conditions for issuance. Mr. Poling's contract also contains provisions concerning a covenant not to compete and violate corporate confidences for two years beginning on the date of termination.

     Bruce C. Rosetto -- Vice President, General Counsel and Secretary. Mr. Rosetto's employment agreement is for a three year term beginning October 27, 1999. In addition to the annual salary of $20,000, Mr. Rosetto receives options to purchase Common Stock described in this Proxy Statement. Mr. Rosetto may be terminated for cause under the employment agreement defined as (i) the conviction of a felony crime involving moral turpitude, (ii) the violation of any restrictive covenants contained within the Agreement; (iii) his engaging in gross negligence or willful misconduct injurious to the Company; or (iv) the failure to substantially perform his duties, other than resulting from incapacity due to physical or mental illness. In the event, Mr. Rosetto is terminated for cause or he elects to leave the employ of the Company for any reason, then Mr. Rosetto shall be entitled to receive all unissued options for which the conditions of issuance have otherwise been met and all accrued but unpaid salary. If the employment period ceases due to the death of Mr. Rosetto, the election of the Company to terminate without cause, change of control or his permanent disability as defined in the agreement, then Mr. Rosetto shall receive a lump sum cash payment equal to $260,000 and all unissued options for which the conditions have not been otherwise met shall be issued to Mr. Rosetto without regard to performance of the conditions for issuance. Mr. Rosetto's contract also contains provisions concerning a covenant not to compete and violate corporate confidences for two years beginning on the date of termination.

     Michael D. Schmidt -- Treasurer, Chief Accounting Officer, Vice President and Controller. Mr. Schmidt's employment agreement is for a three year term beginning October 27, 1999. In addition to the compensation listed above, Mr. Schmidt receives a $450 per month car allowance and options to purchase Common Stock described in this Proxy Statement. Mr. Schmidt may be terminated for cause under the employment agreement defined as (i) the conviction of a felony crime involving moral turpitude, (ii) the violation of any restrictive covenants contained within the Agreement; (iii) his engaging in gross negligence or willful misconduct injurious to the Company; or (iv) the failure to substantially perform his duties, other than resulting from incapacity due to physical or mental illness. In the event, Mr. Schmidt is terminated for cause or he elects to leave the employ of the Company for any reason, then Mr. Schmidt shall be entitled to receive all unissued options for which the conditions of issuance have otherwise been met and all accrued but unpaid salary. If the employment period ceases due to the death of Mr. Schmidt, the election of the Company to terminate without cause, change of control or his permanent disability as defined in the agreement, then Mr. Schmidt shall receive a lump sum cash payment equal to two years base salary as defined in the agreement and all unissued options for which the conditions have not been otherwise met shall be issued to Mr. Schmidt without regard to performance of the conditions for issuance. Mr. Schmidt's contract also contains provisions concerning a covenant not to compete and violate corporate confidences for two years beginning on the date of termination.

  STOCK OPTIONS

     The Board of Directors of the Company has granted options to acquire shares of Common Stock to the Company's key employees and officers pursuant to the Company's option plan. Awards of options to the Company's Chief Executive Officer and other executive officers are reported in the Summary Compensation Table. In addition, the Board of Directors has awarded non-qualified options to acquire shares of the Common Stock to other managers pursuant to the Company's option plan. The Board of Directors has determined the persons to whom awards are granted, the number of awards granted and the specific terms of each award, including the vesting thereof and the exercise price. The Company is seeking approval of an amendment to the option plan and approval of option grants pursuant to Proposal 2.

OPTIONS AWARDED DURING 1999

     The following table sets forth as to the executive officer of the Company certain information with respect to option awards during 1999:

                       OPTION GRANTS IN LAST FISCAL YEAR

                           NUMBER OF      % OF TOTAL
                           SECURITIES       OPTIONS                                  BLACK-
                           UNDERLYING     AWARDED TO      EXERCISE                   SHOLES
                            OPTIONS      EMPLOYEES IN     PRICE PER   EXPIRATION   GRANT DATE
NAME                        AWARDED       FISCAL YEAR       SHARE        DATE       VALUE(1)
----                       ----------   ---------------   ---------   ----------   ----------
Mark S. Alsentzer........   200,000           8.1%         $7.281        2009       $926,811
                            150,000           6.0%         $4.00         2009       $487,818

John W. Poling...........    75,000           3.0%         $6.00         2009       $274,998
                             50,000           2.0%         $7.281        2009       $231,703

Bruce C. Rosetto.........    35,000           1.4%         $7.281        2009       $162,192
                             75,000           3.0%         $4.00         2009       $243,909

Michael D. Schmidt.......    35,000           1.4%         $7.281        2009       $162,192
                             75,000           3.0%         $4.00         2009       $243,909

-------------------------

(1) The values shown reflect standard application of the Black-Sholes pricing model using: 75% volatility, 2.5% dividend and 7% bond equivalent yield assumptions; the closing market price on the day before the grant date; and a 10 year term with no reduction for forfeitures or early exercise.

     The following table sets forth information regarding the option values of options held by the Company's Chief Executive Officer and other executive officers at December 31, 1999.

      AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR END
                                 OPTION VALUES

                                                                   NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                  UNDERLYING UNEXERCISED             IN-THE-MONEY
                                    SHARES                              OPTIONS AT                    OPTIONS AT
                                   ACQUIRED          VALUE            FISCAL YEAR END              FISCAL YEAR END
NAME                            ON EXERCISE (#)   REALIZED ($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
----                            ---------------   ------------   -------------------------   ----------------------------
Mark S. Alsentzer.............      200,000        $1,848,750    871,667/233,333             $1,954,288/$422,950
Stout Partnership(2)..........      250,000        $2,312,500    70,000/0                    $380,625/0
John W. Poling................            0                 0    41,667/83,333               $48,963/$97,925
Bruce C. Rosetto..............       35,000        $  280,000    51,667/98,333               $159,743/$298,548
Michael D. Schmidt............       35,000        $  280,000    76,667/73,333               $264,430/$193,860

-------------------------

(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the options awarded based upon the closing sales price per share of $7.6875 on December 31, 1999.
(2) Mr. Alsentzer has beneficial ownership as a partner in Stout Partnership. See Certain Transactions.

CERTAIN TRANSACTIONS

     During the past two fiscal years, the Company has entered into several significant acquisitions and other transactions with affiliates. The terms of these transactions were, in some instances, determined without the benefit of arms length bargaining or negotiation and necessarily involve conflicts between the interests of the related parties and the Company. These are as follows:

     On December 12, 1997, the Board of Directors awarded warrants to Stout Partnership providing it the right to purchase 320,000 shares at an exercise price of $2.25 per share. This award was in consideration of Stout Partnership and each of the individual members of the partnership personally guaranteeing a revolving discretionary line of credit in the amount of $4,000,000 on behalf of the Company with PNC Bank of Delaware. In addition to the personal guarantees, the individual members of the partnership pledged $2,000,000 in cash or securities to PNC Bank on behalf of the Company. August C. Schultes, III and Gary J. Ziegler, both directors of the Company, are individual partners in Stout Partnership. Mark S. Alsentzer, Chairman and President of the Company, is also an individual partner in Stout Partnership. In 1999, Stout Partnership exercised 250,000 of the 320,000 options to purchase Common Stock.

     The Company leases a manufacturing facility from entities controlled by individuals who are stockholders. The Company leases approximately 38,000 square feet of office and manufacturing space from Plastic Properties, LLC. The lease provides for minimum rentals of $11,875 per month through December 31, 2008 with an option to renew for an additional 5-year terms. Lee Anderson, former manager of the Company's Wisconsin facility, is a partner in Plastic Properties, LLC. Commencing on January 28, 1999, the Company began leasing approximately 260,000 sq. ft. in Chicago as part of the Eaglebrook acquisition for $39,181 per month. Andrew Stephens, appointed as the President of U.S. Plastic Lumber Ltd., a subsidiary of the Company immediately following the acquisition of the Eaglebrook companies, is a principal of the partnership that owns the Chicago facility.

     A.C. Schultes, Inc., has provided a $2,500,000 credit line to the Company at prime rate plus 1% for several years. As of December 31, 1999, the Company owed $1,500,000 of principal on this unsecured line of credit from A. C. Schultes, Inc. The Company paid $109,933 in interest on this line in 1999. The line is available until June 30, 2001. August C. Schultes III is a director of the Company and the Chairman and CEO of A.C. Schultes, Inc. and a partner in the Stout Partnership.

     On February 2, 1999, the Stout Partnership made a loan to the Company, on an unsecured basis, in the amount of $5,000,000. The loan bears interest at a rate of 10% and matures in 18 months. As of December 31, 1999, the Company owed $4,500,000 on this loan. The Company paid $321,644 in interest on this loan in 1999. The loan matures on June 30, 2001. August C. Schultes, III and Gary J. Ziegler, both directors of the Company, are individual partners in Stout Partnership. Mark S. Alsentzer, Chairman and President of the Company is also an individual partner in Stout Partnership.

     On March 23, 1999, the Company acquired all of the outstanding stock of Brass Investment Co. ("Brass"), which owns all the stock of Soil Remediation of Philadelphia ("SRP") and Allied Waste, Inc. ("AWI"). SRP operates a soil remediation facility in Philadelphia, PA, which is very similar to the Company's soil remediation facility in New Castle, DE and has been a competitor of the Company. AWI provides environmental services which are very similar to that provided by the Company environmental services division. The

Company purchased Brass for cash plus 2,000,000 shares of common stock and granted 450,000 warrants to Louis Paolino, Jr. and 50,000 warrants to other Paolino family members to purchase common stock of the Company. Mr. Paolino was a principal shareholder of Brass. On May 5, 1999, Mr. Paolino was elected as a director of the Company by the shareholders and appointed as Chairman by the Board of Directors. On March 29, 2000, Mr. Paolino resigned from the Board of Directors.

     On or about September 11, 1999, the Company entered into an Earn Out Settlement Agreement with historical shareholders of the Company, which included Stout Partnership and Roger N. Zitrin, a director of the Company. Under the Settlement agreement the historical shareholders of the Company received a total of 638,000 shares of Common Stock of the Company in settlement of rights the historical shareholders may have had to receive approximately 4,600,000 shares of Common Stock of the Company based on achieving certain performance criteria in the manufacture of plastic lumber prior to December 31, 2000. To induce the other historical shareholders to enter into the settlement agreement, Mr. Alsentzer agreed to forgo receiving the shares he was otherwise entitled to as one of the historical shareholders.

     In June 1999, the Company entered into an agreement to charter air services from a company owned by a former director. Under the agreement a dedicated number of hours of flight time is available to the Company for $50,000 per month plus expenses over the term of the agreement which expires on June 30, 2001. The Company leases approximately 3,240 square feet of office space for $51,000 per year from that same former director. The lease expires in October 2004.

     The Company has a professional services contract with Rosetto & Associates, LLC, a private law firm that performs legal work for the Company as well as unrelated third parties. Mr. Rosetto, Vice President, General Counsel and Secretary for the Company, is the sole principal of Rosetto & Associates. In 1999, Rosetto & Associates billed the Company $355,377 for legal services and paid the Company $206,514 for use of office space, office equipment and other shared services.

                   PROPOSAL 2 -- RATIFICATION OF AN AMENDMENT
               AND RESTATEMENT TO THE 1999 EMPLOYEE STOCK OPTION
                     PLAN TO INCREASE THE NUMBER OF SHARES
                       AVAILABLE FOR ISSUANCE THEREUNDER.

     The 1999 Employee Stock Option Plan (the "Plan") was adopted by the Board of Directors of the Company effective as of March 10, 1999 (the "Effective Date") and ratified by stockholder approval at the Annual Meeting held on May 5, 1999. The Plan provides for the grant of options to purchase shares of Common Stock to employees and independent contractors of the Company and its subsidiaries. During fiscal 2000, the Board of Directors approved an amendment to increase the number of shares issuable pursuant to options granted by 2,500,000 shares to 4,300,000 shares, subject to the approval by the stockholders of the Company.

     The Board of Directors believes that stock options are important to attract and retain officers, other key employees and key independent contractors, by facilitating their acquisition of and equity interest in the Company. The acquisition and holding of an equity interest by such persons in the Company aligns their interests with those of the stockholders of the Company.

     There are two reasons for seeking stockholder approval of Proposal 2. One reason is to satisfy a Nasdaq Stock Market requirement that requires companies whose shares are reported on the Nasdaq National Market to obtain stockholder approval of amendments to stock plans which increase the number of shares available for issuance to directors, officers or key employees. The second reason is to satisfy requirements of the Code which require shareholder approval of Proposal 2 in order for options granted for the additional shares issuable under the Stock Option Plan to qualify as Incentive Stock Options to the extent so designated and for the Stock Option Plan to satisfy one of the conditions of
Section 162(m) of the Code applicable to performance-based compensation.

     The principal provisions of the Plan are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the terms of the Plan. A copy the Plan is attached hereto as Appendix A and is incorporated herein by reference.

DESCRIPTION OF THE PLAN

     The Plan provides that options to purchase common stock of the Company may be granted to employees and independent contractors of the Company and any of its Subsidiaries (as defined in the Plan). Non-employee directors of the Company are not eligible to receive options under the Plan. As of March 22, 1999, a total of 1,800,000 shares of Common Stock were reserved for issuance to employees and independent contractors under the Plan, representing approximately
8.4 percent of the outstanding shares of Common Stock. On March 29, 2000, the Board of Directors approved an amendment to increase the number of shares issuable under the Plan by 2,500,000 shares to 4,300,000 shares, subject to the approval by the stockholders of the Company. The 4,300,000 shares reserved for issuance will represent 12.7 percent of the 33,913,290 shares outstanding on March 30, 2000.

     The Plan is administered by the Compensation Committee (the "Committee"), which consists of not less than two non-employee directors appointed by the Board of Directors, but the full Board shall make the final decision with respect to all option grants in the event the Compensation Committee does not meet the Section 16 requirements of the Securities and Exchange Act. The Committee selects the employees and independent contractors of the Company and its subsidiaries to whom options will be granted. Under the Plan, the Company may grant options to any employee during any calendar year equal to 95% of the shares of Common Stock reserved for issuance under the Plan.

     Options granted under the Plan may be incentive stock options as defined in
Section 422 of the Internal Revenue Code of 1996, as amended ("Incentive Stock Options"), or options not intended to so qualify ("Non-Qualified Stock Options"). Unless the context otherwise requires, the term "Option" includes both Incentive Stock options and Non-Qualified Stock Options.

     Options may be granted under the Plan to any employee of USPL or any Subsidiary of USPL. Employees of the Company and its Subsidiaries defined in
Section 424(f) of the Code are entitled to receive Incentive Stock Options. Directors and independent contractors may only receive Non-Qualified Stock Options.

     Generally, each Option shall become exercisable with respect to 33 1/3 percent of the total number of shares subject to the Option one year after the date of its grant (the "Vesting Date") and with respect to an additional 33 1/3 percent of the number of such shares on each of the next two succeeding anniversaries of the Vesting Date; provided, however, that the Committee may in its discretion provide that an Option may be exercised, in whole or in part, at any time from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Committee shall determine and set forth in the Option Agreement relating to such Option.

     The maximum aggregate fair market value of the shares of Common Stock (determined when the Incentive Stock Option is granted) with respect to which Incentive Stock Options are first exercisable by an employee in any calendar year cannot exceed $100,000. The exercise price of Options granted under the Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant (or 110% in the case of incentive stock option granted to an optionee beneficially owning more than 10 percent of the outstanding Common Stock). The minimum number of shares of Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. The maximum option term is 10 years (or five years in the case of incentive stock option granted to an optionee beneficially owning more than 10 percent of the outstanding Common Stock) from the date the option is granted. Options vest as determined by the Committee or as provided in the particular option agreement.

     Except as otherwise provided in the agreement evidencing the grant, upon the occurrence of a change in control of the Company (as defined in the Plan) outstanding options will be, immediately exercisable in full. Under the Plan, a change in control is deemed to occur (i) if any person, other than the Stout Partnership, acquires beneficial ownership of more than 40 percent of the issued and outstanding shares of Common Stock or (ii) has the power (whether as result of ownership of capital stock, by contract or laws) or ability to elect directors who, at the time of such election, constituting the majority of directors of the Company.

     Incentive Stock Options granted under the Plan are not assignable or transferable, otherwise than by will or by the laws of descent and distribution. Except in the event of death or disability, all Incentive Stock Options granted under the Plan are exercisable, during the lifetime of an optionee, and are exercisable only by such optionee.

     Non-Qualified Stock Options granted under the Plan may be transferred only by gift or qualified domestic relations order to a family member (as defined below) of the officer or employee of Company. The term "family member" includes any child, stepchild, grandchild, parent, step parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust which these persons have more than 50 percent of the beneficial interest, a foundation which these persons (or the employee) control management of assets, and any other entity in which these persons (or the employee) own more than 50 percent of the voting interest.

     Payment for shares of Common Stock purchased under options granted pursuant to the Plan may generally be made in cash or in shares of Common Stock or by delivery of a promissory note, and such payments may be accomplished through certain "cashless" exercise features involving a licensed stockbroker or a combination of the foregoing.

     If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company, by reason of merger in which it is not the surviving corporation, consolidation, reorganization, recapitalization, reclassification, stock split up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares without receipt of consideration by the Company, an appropriate and proportionate adjustment will be made in the number and kinds of shares subject to the Plan, and in the number, kinds and per-share exercise price of shares subject to outstanding options granted under the Plan. Any such adjustment in the outstanding option, however, will be made without a change in the total price applicable to the unexercised portion of the option, but with a corresponding adjustment in the per-share option price.

     Upon any dissolution or liquidation of the Company, all outstanding options will terminate and all outstanding options which are not then exercisable shall be exercisable in full during such period immediately prior to the occurrence of such event and during such reasonable period, before or after the dissolution or liquidation, as the Board of Directors in its discretion shall determine.

     Upon a Change in Control (as defined in the Plan), outstanding options will become fully (exercisable) and provision will be made in connection with such transaction for the continuation of the Plan and the assumption of the options or for the substitution thereof of new options covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise price. If there is a distribution payable in the capital stock of a subsidiary corporation (a "Spin-off Corporation") of USPL ("Spin-off Shares"), to the extent consistent with Treasury Regulation Section 1.425-1(a)(6) or the corresponding provision of any subsequent regulation, each outstanding Option shall thereafter additionally pertain to the number of Spin-off Shares that would have been received in such distribution by a shareholder of USPL who own a number of shares of Common Stock equal to the number of shares that are subject to the Option at the time of such distribution, the aggregate Option Price of the Option shall be allocated between the Spin-off Shares and the Common Stock in proportion to the relative fair market values of a Spin-off Share and a share of Common Stock immediately after the distribution of Spin-off Shares, and the Option shall be exercisable separately as to the shares of Common Stock and Spin-off Shares covered thereby.

     The Board of Directors may amend the Plan with respect to shares of Common Stock as to which options have not been granted. However, the stockholders of the Company must approve any amendment that would (i) change the requirements as to eligibility to receive incentive stock options; (ii) increase the maximum number of shares in the aggregate for which incentive stock options may be granted (except for adjustments upon changes in Capitalization); or (iii) otherwise cause the Plan to fail to satisfy the requirements of Section 162 (m) of the Internal Revenue Code relating to limitations on the deduction of amounts not constituting qualified performance related compensation.

     The Board of Directors at any time may terminate or suspend the Plan. Unless terminated or suspended by the Board, the Plan shall remain in effect until all options awarded under the Plan have been exercised or expire by their terms, provided that no options may be granted under the Plan more than 10 years after the date the Plan is adopted by the Company. No termination, suspension or amendment of the Plan may, without the consent of the person to whom adoption has been granted, adversely affect the rights of the holder of the option.

     The market value of a share of common stock on March 31, 2000 was $9.25 per share.

FEDERAL INCOME TAX CONSEQUENCES OF THE 1999 EMPLOYEE STOCK OPTION PLAN

     THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF EMPLOYEE GRANTS, PARTICIPATION IN THE PLAN AND THE NON-EMPLOYEE DIRECTOR PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("CODE"), AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW.

INCENTIVE STOCK OPTIONS

     Generally, under the Code, an optionee will not realize taxable income by reason of the grant or the exercise of an Incentive Stock Option (see, however, discussion of Alternative Minimum Tax below) awarded pursuant to the Plan. If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a "disqualifying disposition"), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over
(2) the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition.

     The exercise of an Incentive Stock Option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition.

     An optionee who surrenders shares as payment of the exercise price of his Incentive Stock Option generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a "disposition" of such stock. If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

     Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the incentive stock option holding period requirements. Of those shares, a number of shares (the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

NON-QUALIFIED STOCK OPTIONS

     Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of Non-Qualified Stock Options pursuant to the Employee Grants, or the Plan. On the exercise of a Non-Qualified Stock Option, the optionee (except as described below) has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. The Company will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162(m)) in an amount equal to such excess, provided that the Company complies with applicable reporting rules.

     Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

     In the event of a permitted transfer by gift of a Non-Qualified Stock Option, the transferor will remain taxable on the ordinary income realized as and when such Non-Qualified Stock Option is exercised by the transferee of the Non-Qualified Stock Option. A permitted transfer by gift of a non-Qualified Stock Option may result in federal transfer taxes to the transferor at such time as the option is transferred, as well as such later time or times as the Non-Qualified Stock Option vests, if not fully exercisable on the date of the initial transfer.

     An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Stock Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Stock Option and the delivery of such shares is a disqualifying disposition. See "Incentive Stock Options." The optionee will recognize ordinary income on the exercise of the Non-Qualified Stock Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

LIMITATION ON THE COMPANY'S DEDUCTION

     Section 162(m) of the Code will generally limit to $1,000,000 the Company's federal income tax deduction for compensation paid in any year to its chief executive officer and its four highest paid executive officers, to the extent that such compensation is not "performance based." Under U.S. Department of Treasury regulations, a stock option will, in general, qualify as "performance based" compensation if it (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which options may be granted to an employee during a specified period, which plan is approved by a majority of the stockholders entitled to vote thereon, and (iii) is granted and administered by a compensation committee consisting solely of at least two outside directors (as defined in Section 162(m)). If a stock option granted to an executive referred to above is not "performance based", the amount that would otherwise be deductible by the Company with respect of such stock option will be disallowed to the extent that the executive's aggregate non-performance based compensation paid in the relevant year exceeds $1,000,000.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDER VOTE "FOR" APPROVAL OF PROPOSAL 2.

                      PROPOSAL 3 -- AMEND AND RESTATE THE
                           ARTICLES OF INCORPORATION

     The Board of Directors of the Company approved, subject to stockholder approval, an amendment and restatement of the Articles of Incorporation of the Company at its regular meeting on May 5, 1999.

     The Board of Directors recommends restating and amending the Company's present Articles of Incorporation in the form attached hereto as Appendix "B" to this proxy statement. The proposed amendments are described below. The summary set forth below does not purport to fully or completely describe the amendments to the Company's Articles of Incorporation. Stockholders are urged to review the Amended and Restated Articles of Incorporation attached hereto as Appendix B.

AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK BY 50,000,000

     Currently, the Company is authorized to issue 50,000,000 shares of Common Stock. The Company is seeking authorization to amend the Articles of Incorporation so that the Company is authorized to issue up to 100,000,000 shares of Common Stock. The purpose of the amendment is to provide sufficient shares for future stock splits, stock dividends, recapitalizations, acquisitions and other corporate transactions.

     The Board of Directors believes the proposed amendment to the Articles of Incorporation is in the best interests of the stockholders. The Board of Directors believes the growth of the Company will, in part, be dependent upon the Company continuing to acquire other companies in the environmental and plastic lumber businesses. The Company's strategy in the past has been to purchase companies using the Company's Common Stock. The Company intends to continue to use this strategy.

     As of December 31, 1999, the Company had total shares of Common Stock outstanding of 32,077,632. The Company has reserved an additional 6,902,329 shares for future issuance related to earn out shares, stock options, conversion of convertible debt into Common Stock, and warrants. Therefore, on a fully diluted basis, the Company has capitalization of 38,979,961 shares of Common Stock. The Company also has 9,100,503 shares reserved as part of an S-3 Registration Statement to provide the Company with shelf registered shares for use in acquisitions. The Board of Directors believes that the time is appropriate to consider raising the level of authorized shares of Common Stock from 50,000,000 to 100,000,000 to allow the Company to continue its growth strategy of acquiring companies using the Company's Common Stock.

     Once authorized, the additional shares of Common Stock may be issued with approval of the Board of Directors but without further approval of the stockholders unless an applicable law, rule or regulation requires stockholder approval. Accordingly, this solicitation may be the only opportunity for stockholders to approve such stock splits, stock dividends, recapitalizations, acquisitions and other corporate transactions.

     Stockholder approval of this proposal is required under Nevada law. Approval of the amendment to the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock by 50,000,000 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. If the stockholders do not approve the amendment, then the number of authorized shares of the Company's Common Stock will remain at 50,000,000.

AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION CLARIFYING THE BOARD OF DIRECTORS RIGHTS TO ISSUE "BLANK CHECK" PREFERRED STOCK

     The Company's Articles of Incorporation currently permit the Board of Directors to issue "blank check" preferred stock.

     The Amended and Restated Articles of Incorporation clarify the provisions of the Company's current Articles of Incorporation which permit the Board of Directors to issue classes of preferred stock. The Amended and Restated Articles of Incorporation expressly vest in the Board of Directors the authority to fix by resolution the powers, designations, preferences and relative, participating, optional or other special rights (if any), and the qualifications, limitations or restrictions (if any), of the preferred stock and each series thereof which may be designated by the Board of Directors, including the following:

     - The voting rights and powers (if any) of the preferred stock and each series thereof;

     - The rates and times at which, and the terms and conditions on which, dividends (if any) on the preferred Stock, and each series thereof, will be paid and any dividend preferences or rights of cumulation;

     - The rights (if any) of holders of the preferred stock, and each series thereof, to convert the same into, or exchange the same for, shares of other classes (or series of classes) of capital stock of the Company and the terms and conditions for such conversion or exchange, including provisions for adjustment of conversion or exchange prices or rates in such events as the Board of Directors shall determine;

     - The redemption rights (if any) of the Company and of the holders of the preferred stock, and each series thereof, and the times at which, and the terms and conditions on which, the preferred stock, and each series thereof, may be redeemed; and

     - The rights and preferences (if any) of the holders of the preferred stock, and each series thereof, upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION GRANTING INDEMNIFICATION TO THE BOARD OF DIRECTORS AND OFFICERS

     The Articles of Incorporation currently provide that the Board of Directors and officers of the Company are indemnified by the Company for any breach of fiduciary duty to the Company or its stockholders for monetary damages, except for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or the payment of dividends in violation of Nevada law.

     The Amended and Restated Articles of Incorporation clarify the prior indemnification provision by reflecting the current Nevada law. The Amended and Restated Articles of Incorporation provide that liability of the Board of Directors of the Company for monetary damages for breach of fiduciary duty is eliminated to the fullest extent provided by Nevada law, and provides that the Board of Directors and officers of the Company shall be indemnified by the Company against any liability to the fullest extent provided by Nevada law.

AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION SIMPLIFYING THE PURPOSE OF THE COMPANY

     The purposes for which the Company is engaged were expressly provided for in the Articles of Incorporation. The Amended and Restated Articles of Incorporation simplify the prior lengthy provision by stating the purpose or purposes for which the Company is formed are to engage in any lawful act or activity for which corporations may be organized under Nevada law.

AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION FOR ANY FUTURE AMENDMENT TO THE ARTICLES OF INCORPORATION

     The current Articles of Incorporation provide that amendments may be made by the affirmative vote of a majority of the shares entitled to vote on each such amendment. The Nevada business corporation laws provide that any amendment shall be approved by the affirmative vote of a majority of the shares entitled to vote on the amendment.

     However, if the applicable Nevada statute is revised and grants the Board of Directors greater rights than currently provided by statute the new provision in the Amended and Restated Articles of Incorporation allow the Company to utilize any new procedure permitted by the Nevada business corporation laws by providing that the Company reserves the right to amend, alter, change or repeal any provision contained in the Amended and Restated Articles of Incorporation, in the manner now or hereafter prescribed by statute.

AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION DELETING ARTICLE X REGARDING COMMON DIRECTORS AND TRANSACTION BETWEEN CORPORATIONS

     The Articles of Incorporation currently include an article which governs contracts or transactions between any one or more directors of the Company or another corporation in which one or more of its directors or officers are financially interested.

     The Amended and Restated Articles of Incorporation delete this Article since Nevada Revised Statute Section 78.140 more accurately reflects the current law on this subject.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 3 THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

             PROPOSAL 4 -- RATIFICATION OF APPOINTMENT OF AUDITORS

BACKGROUND

     The engagement of the former independent accountant, Arthur Andersen LLP was terminated by the Company on January 31, 2000 because the Board of Directors of the Company and Arthur Andersen LLP mutually agreed that based upon a potential conflict of interest, the best interests of the Company would be served by engaging a new independent accounting firm. The conflict of interest arises due to the fact that Arthur Andersen LLP is the principal auditor for Waste Management, Inc. and are also assisting Waste Management, Inc. in a matter entitled Waste Management, Inc. v. Louis D. Paolino, Jr. et al. Mr. Paolino was the Chairman of the Board of Directors of the Company and a member of the Audit, Nominating, Compensation and Acquisition Committees of the Board of Directors. The Company has not been named as a party in the lawsuit.

     The principal accountant's report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Board of Directors of the Company and was completed in a cooperative effort with Arthur Andersen LLP.

     During the Company's two most recent fiscal years preceding such dismissal there were no matters of disagreements between the Company and its former independent accountants. The former independent accountants have not advised the Company during the two most recent fiscal years preceding of any of the following events:

          (a) that the internal controls necessary for the registrant to develop reliable financial statements do not exist;

          (b) that it can no longer rely on management's representations or that it is unwilling to be associated with the financial statements prepared by management;

          (c) that it needs to significantly expand the scope of its audit or that information has come to its attention which may materially impact the fairness or reliability of a previously issued audit report or financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report or that it can no longer rely on management's representations or that it is unwilling to be associated with the financial statements prepared by management; or that due to the accountant's dismissal, it did not expand the scope of its audit or conduct such further investigation; or

          (d) that there have been any issues that have not been resolved to the satisfaction of the former independent accountants or that would otherwise affect its ability to render an unqualified audit report.

RATIFICATION OF APPOINTMENT OF AUDITORS

     The Company engaged the firm of Arthur Andersen LLP as its new independent accountants to conduct the 1997 audit. Arthur Andersen LLP was retained by the Company once again to conduct the 1998 audit of the Company. The Company has retained KPMG LLP to provide an audit of its 1999 fiscal year due solely to the conflict of interest situation with Arthur Andersen LLP set forth above. This action was approved by the Board of Directors of the Company. The newly engaged accountants had not been consulted regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was either the subject of a disagreement or a reportable event before their engagement.

     Arthur Andersen LLP has served as the Company's auditors since fiscal 1997. Services provided by Arthur Andersen LLP to the Company in fiscal 1998 included the examination of the Company's consolidated financial statements for 1997 and 1998, limited reviews of quarterly reports, services related to filings with the Securities and Exchange Commission and consultation on various financial and tax related matters.

     Based upon the recommendation of the Audit Committee, the Board of Directors has selected KPMG LLP to be the Company's independent certified public accountants for fiscal 1999 and 2000. The Board of Directors has invited a representative from KPMG LLP to attend the Annual Meeting on May 31, 2000. This representative will be available to make a statement if he or she so desires and will be available to answer questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of equity securities of the Company, to file reports of ownership and changes in ownership to the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

     When the Company became a public reporting company upon filing of a Registration Statement on Form 8A with the SEC, on March 2, 1998, the directors and officers of the Company were required to file an Initial Statement of Beneficial Ownership on Form 3 with the SEC on such date. All of the Company's directors and executive officers of the Company filed the requisite Initial Statement of Beneficial Ownership on Form 3 several days late. All of the Company's directors and officers file Form 4s on a monthly basis showing any change in ownership of securities held by each director and officer. Michael D. Schmidt and Bruce C. Rosetto inadvertently filed their Form 4s with the Securities and Exchange Commission late, filing the requisite Form to show a purchase of shares in April 1999 rather than in March 1999.

STOCKHOLDER PROPOSALS

     Pursuant to the proxy rules promulgated under the Securities and Exchange Act of 1934, as amended, (the "Exchange Act"), the deadline for providing the Company timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Company's Annual Meeting to be held in 2001(the "2001 Annual Meeting") will be March 26, 2001. As to all such matters which the Company does not have notice on or prior to March 26, 2001, discretionary authority shall be granted to the persons designated in the Company's proxy related to the Meeting to vote on such proposal. This change in procedure does not affect the Rule 14a-8 requirements applicable to inclusion of stockholder proposal in the Company's proxy materials related to the Meeting. A stockholder proposal must be submitted to the Company at its offices located at 2300 Glades Road, Suite 440W, Boca Raton, FL, 33431 by December 26, 2000 to receive consideration for inclusion in the Company's 2001 proxy materials. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

EXPENSES OF SOLICITATION

     The expense of the proxy solicitation will be borne by the Company. InterWest Transfer Company has been retained by the Company to assist in the solicitation of proxies and will be paid a fee of $4,500 for such services plus reimbursement of out-of-pocket expenses. In addition to solicitation by mail, proxies may be solicited in person or by telephone, or electronic mail by directors, officers or employees of the Company and its subsidiaries without additional compensation. Upon request by brokers, dealers, banks or voting trustees, or their nominees who are record holders of the Company's Common Stock, the Company is required to pay the reasonable expenses incurred by such record holders for mailing proxy materials and annual stockholder reports to any beneficial owners of the Common Stock.

ANNUAL REPORT

     This Proxy Statement is accompanied by the Annual Report to Stockholders on Form 10-KSB filed with the SEC for the year ended December 31, 1999 (the "Annual Report"). The Annual Report contains the Company's audited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

     EACH PERSON SOLICITED HEREUNDER CAN OBTAIN ANOTHER COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE, EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST TO:

                           U.S. Plastic Lumber Corp.
                             Attn: Bruce C. Rosetto
                           2300 Glades Rd. Suite 440W
                             Boca Raton, FL. 33431

                                          By Order of the Board of Directors,

                                          /s/ Bruce C. Rosetto

                                          Bruce C. Rosetto, Corporate Secretary

                                   APPENDIX A

                           AMENDED AND RESTATED 1999
                           EMPLOYEE STOCK OPTION PLAN

     U.S. Plastic Lumber Corp. and ("USPL") hereby adopts this Amended and Restated 1999 Employee Stock Option Plan (the "Plan") the terms of which shall be as follows:

1. PURPOSE

     The Plan is intended to advance the interests of USPL by providing eligible individuals (as designated pursuant to section 4 below) with an opportunity to acquire or increase a proprietary interest in USPL, which thereby will create a stronger incentive to expend maximum effort for the growth and success of USPL and its subsidiaries, and will encourage such eligible individuals to remain in the employ of USPL or one or more of its subsidiaries and to attract and retain officers, key employees and key independent contractors. Each stock option granted under the plan (an "Option") shall be an option that is not intended to constitute an "incentive stock option" ("Incentive Stock Option") within the meaning of section 422 of the Internal Revenue Code of 1986, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time (the "Code") unless such Option is granted to an employee of USPL or a "subsidiary corporation" (a "Subsidiary") thereof within the meaning of
Section 424 (f) of the Code and is specifically designated at the time of grant as being an Incentive Stock Option. Any Option so designated shall constitute an Incentive Stock Option only to the extent that it does not exceed the limitations set forth in Section 7 below.

2. ADMINISTRATION

     (a) The Plan shall be administered by the Compensation Committee or the Board of Directors of USPL (the "Committee"), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or in the Option granted or Option Agreement (as defined in section 8 below) entered into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Committee present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Committee executed in accordance with USPL's Articles of Incorporation and Bylaws, as amended, and with applicable law. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

     (b) The Board may from time to time appoint a Compensation Committee (the "Committee") consisting of not less than two members of the Board, none of whom shall be an officer or other salaried employee of USPL or any Subsidiary or such action may be taken by the full Board. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with USPL's Articles of Incorporation and Bylaws, as amended, and Nevada applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     (c) No Liability. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

3. STOCK

     The stock that may be issued pursuant to Options granted under the Plan shall be shares of common stock, $.0001 par value, of USPL (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 4,300,000 shares, subject to adjustment as provided in Section 17 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

4. ELIGIBILITY

     (a) Employees. Options may be granted under the Plan to any employee of USPL, or any Subsidiary. The maximum number of shares of Stock subject to Options that may be granted during any calendar year under the Plan to any executive officer or other employee of USPL or any Subsidiary whose compensation is or may be subject to Code Section 162(m) is 95% of the shares available for issuance under the Plan (subject to adjustment as provided in section 17 hereof).

     (b) Independent Contractors. Subject to the requirements of the Securities and Exchange Commission's rules governing the registration of shares on Form S-8, as may be amended from time to time, options may be granted to independent contractors, who are individuals or companies, performing services for USPL or any Subsidiary as determined by the Board from time to time on the basis of their importance to the business of USPL or such Subsidiary. Independent contractors shall not be eligible to receive options intended to constitute Incentive Stock Options. Non-employee directors of USPL shall not be eligible to receive options under the Plan.

     (c) Multiple Grants. An individual may hold more than one Option, subject to such restrictions as are provided herein.

5. EFFECTIVE DATE AND TERM OF THE PLAN

     (a) Effective Date. The Plan shall be effective as of the date of adoption by the Board, March 29, 2000, subject to approval of the Plan, within one year of such effective date, by the stockholders of USPL by a majority of votes present and entitled to vote at a duly held meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy or by written consent in accordance with USPL's Articles of Incorporation and Bylaws, as amended; provided, however, that upon approval of the Plan by the stockholders of USPL set forth above, all Options granted under the Plan on or after the effective date shall be fully effective as if the stockholders of USPL approved the Plan on the effective date. If the stockholders fail to approve the Plan within one year of such effective date, any options granted hereunder shall be null and void and of no effect.

     (b) Term. The Plan shall terminate when all options awarded under the Plan have been exercised, provided that no options may be granted under the Plan more than 10 years from the earlier of the date the Plan is adopted by the Company or initially approved by the shareholders of the Company.

6. GRANT OF OPTIONS

     Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Committee may determine ("Optionees"), Options to purchase such number of shares of the Stock on such terms and conditions as the Committee may determine. The date on which the Committee approved the grant of an Option (or such later date as specified by the Committee) shall be considered the date on which such Option is granted.

7. LIMITATION ON INCENTIVE STOCK OPTIONS

     An Option intended to constitute an Incentive Stock Option (and so designated at the time of grant) shall qualify as an Incentive Stock Option only to the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporation's within the meaning of Section 422(d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8. OPTION AGREEMENTS

     All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by USPL and by the Optionee, in such form or forms as the Committee shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

9. OPTION PRICE

     The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Option Agreement, and shall be not less than 100 percent of the closing price of a share of the Stock, as reported on NASDAQ or other exchange on which the Company's stock normally trades or if the Company's stock is not traded on the NASDAQ or other exchange, as determined in good faith by the Board of Directors, on the date the Option is granted; provided, however, then in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), the Option Price of an Option that is intended to be an Incentive Stock Option shall be not less than 110 percent of the fair market value of a share of Stock at the time such Option is granted.

10. TERM AND EXERCISE OF OPTIONS

     (a) Option Period. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted, or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option; provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than

10 percent), an Option granted to such Optionee that is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

     (b) Vesting and Limitation on Exercise. Except as otherwise provided herein, each Option shall become exercisable with respect to 33 1/3 percent of the total number of shares subject to the Option one year after the date of its grant (the "Vesting Date") and with respect to an additional 33 1/3 percent of the number of such shares on each of the next two succeeding anniversaries of the Vesting Date; provided, however, that the Board may in its discretion provide that an Option may be exercised, in whole or in part, at any time from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Option Agreement relating to such Option.

     Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may be exercised immediately upon grant or that it may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding; provided, however, that any vesting requirements or other such limitation on the exercise of an Option may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised.

     (c) Method of Exercise. An Option that is exercisable hereunder may be exercised by delivery to USPL on any business day, at its principal office, addressed to the attention of the Vice President and General Counsel, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised, except as provided below. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made
(i) in cash or in cash equivalents; (ii) through the tender to USPL of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 9 above) on the date of exercise;
(iii) by delivering a written direction to USPL that the Option be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to USPL by a broker upon receipt of stock certificates from USPL) or a cashless exercise/loan procedure (pursuant to which the Optionees would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to USPL whereby the stock certificate or certificates for the shares of Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to USPL cash (or cash equivalent acceptable to USPL) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that USPL, may, in its sole judgment, be required to withhold with respect to the exercise of the Option; (iv) to the extent permitted by applicable law and under the terms of the Option Agreement with respect to such Option, by the delivery of a promissory note of the Optionee to USPL on such terms as shall be set out in such Option Agreement and acceptable to the Company in its sole discretion; or (v) by combination of methods described in (i), (ii), (iii) and (iv). Payment in full of the Option Price need not accompany the written notice of exercise if the Option is exercised pursuant to the cashless exercise/sale procedure described above. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option, the individual exercising the Option shall be entitled to the issuance of the Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option that is intended to be an Incentive Stock Option, which certificate or certificates shall not include any shares purchased pursuant to the exercise of an Option that is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 16 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

     (d) Change in Control. In the event of a Change in Control (as defined below), except as the Board shall otherwise provide in an Option Agreement with respect to an Option granted under the Plan, all outstanding Options shall become immediately exercisable in full. For purposes of the Plan, a "Change in Control" shall be deemed to occur (a) if any person, other than the Stout Partnership, shall acquire direct or indirect beneficial ownership of more than 40% of the total combined voting power with respect to the election of directors of the issued and outstanding stock of USPL (except that no Change in Control shall be deemed to have occurred if the persons who are stockholders of USPL immediately before such acquisition own all or substantially all of the voting stock or other interests of such person immediately after such transaction), or
(b) have the power (whether as result of stock ownership, revocable or irrevocable proxies, contract or otherwise) or ability to elect or cause the election of directors consisting at the time of such election of the majority of the Board. A "person" for this purpose shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13 (d) of the Exchange Act) and a person shall be deemed to be a beneficial owner as that term is used in Rule 13d-3 under the Exchange Act. The amount payable under this Section 10 (d) shall be remitted by USPL in cash or by certified or bank check, reduced by applicable tax withholding.

     (e) Notwithstanding any other provision of the Plan, no Option granted to an Optionee under the Plan shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of USPL as provided in section 5 above.

11. TRANSFERABILITY OF OPTIONS

     Non-Qualified Stock Options granted under the Plan may be transferred only by gift or qualified domestic relations order to a family member (as defined below) of a director of the Company. The term "family member" includes any child, stepchild, grandchild, parent, step parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust which these persons have more than 50 percent of the beneficial interest, a foundation which these persons (or the employee) control management of assets, and any other entity in which these persons (or the employee) own more than 50 percent of the voting interest.

     Incentive Stock Options granted under the Plan are not assignable or transferable, otherwise than by will or by the laws of descent and distribution. Except in the event of death or disability, all Incentive Stock Options granted under the Plan are exercisable, during the lifetime of an optionee, and are exercisable only by such optionee.

12. TERMINATION OF EMPLOYMENT OR SERVICE

     (a) General. Except as otherwise provided herein, upon the termination of employment or other service of an Optionee with USPL or a Subsidiary, or the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, any Option granted to an Optionee pursuant to the Plan shall terminate upon the expiration of thirty days from the date of such termination of employment or service and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option. Notwithstanding the foregoing provisions of this Section 12, the Board may provide, in its discretion, that following the termination of employment or service of an Optionee with USPL or a Subsidiary, or Affiliate, an Optionee may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any vesting or other limitations on exercise imposed pursuant to Section 10(b) above.

     (b) Whether a leave of absence or lien on military or government service shall constitute a termination of employment of service for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, the termination of employment or service with USPL or a Subsidiary, shall not be deemed to occur if the Optionee is immediately thereafter employed by or otherwise providing services to USPL or any Subsidiary.

13. RIGHTS IN THE EVENT OF DEATH OR DISABILITY

     (a) Death. If an Optionee dies while in the employ or service of USPL or a Subsidiary or within the period following termination of employment or service for which the Option is exercisable under Section 12 above or Section 13(b) below, all Options held by such Optionee prior to death shall become immediately exercisable in full and the executors or administrators or legatees or distributees of such Optionee's estate shall have the right, at any time within twelve months after the date of such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above, to exercise any Option held by such Optionee at the date of such Optionee's death; provided, however, that the Board may provide, in its discretion, that following the death of an Optionee, the executors or administrators or legatees or distributees of such Optionee's estate may exercise an Option, in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 10(b) above.

     (b) Disability. If an Optionee terminates employment or service with USPL or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then all Options held by such Optionee shall become immediately exercisable in full and the Optionee shall have the right, at any time within twelve months after such termination of employment or service and prior to termination of the Option pursuant to Section 10(a) above, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of employment or service; provided, however, that the Board may provide, in its discretion, that an Optionee may, in the event of the termination of employment or service of the Optionee with USPL or the Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 10(b) above. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board, which termination shall be final and conclusive.

14. REQUIREMENTS OF LAW.

     (a) Violations of Law. USPL shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or USPL of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding, and conclusive. USPL shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     (b) Compliance with Rule 16b-3. The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board, or the Committee acting on behalf of the Board, may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

     (c) Compliance with Securities Act of 1933. The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

          (i) The Optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The Optionee further agrees that he will not at any time make any offer, sale, transfer pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The Optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local, or securities exchange rule, regulation or law.

          (ii) The certificates for Common Stock to be issued to the Optionee hereunder shall bear the following legend:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

     The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of an opinion of counsel acceptable to the Company that said registration is no longer required.

     The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

15. AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, that no amendment by the Board shall, without approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of USPL at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Articles of Incorporation and Bylaws of USPL, as amended, change the requirements as to eligibility to receive Options that are intended to qualify as Incentive Stock Options, increased maximum number of shares of Stock in the aggregate that may be sold pursuant to Options that are intended to qualify as Incentive Stock Options granted under the Plan (except as permitted under Section 15 hereof) or modify the Plan so that Options granted under the Plan cannot satisfy the applicable requirements of Code Section 162 (m). Except as permitted under Section 15 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

16. EFFECT OF CHANGES IN CAPITALIZATION

     (a) Recapitalization. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of USPL by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by USPL, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by USPL. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding and shall include a corresponding proportionate adjustment in the Option Price per share. If there is a distribu-tion payable in the capital stock of a subsidiary corporation (a "Spin-off Corporation") of USPL ("Spin-off Shares"), to the extent consistent with Treasury Regulation Section 1.425-1(a)(6) or the corresponding provision of any subsequent regulation, each outstanding Option shall thereafter additionally pertain to the number of Spin-off Shares that would have been received in such distribution by a shareholder of USPL who owns a number of shares of Common Stock equal to the number of shares that are subject to the Option at the time of such distribution, the aggregate Option Price of the Option shall be allocated between the Spin-off Shares and the Common Stock in proportion to the relative fair market values of a Spin-off Share and a share of Common Stock immediately after the distribution of Spin-off Shares, and the Option shall be exercisable separately as to the shares of Common Stock and Spin-off Shares covered thereby.

     (b) Reorganization in Which USPL Is the Surviving Corporation. Subject to the discretion of the Compensation Committee of the Board of Directors, if USPL shall be the surviving corporation in any reorganization, merger, or consolidation of USPL with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

     (c) Dissolution or Liquidation; Reorganization in Which USPL Is Not the Surviving Corporation or Sale of Assets or Stock. Upon the dissolution or liquidation of USPL, the Plan and all Options outstanding hereunder shall terminate. In the event of any termination of the Plan under this Section 16(c), each individual holding an Option shall have the right, immediately prior to the occurrence of such termination and during such reasonable period as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any vesting or other limitation on exercise imposed pursuant to Section 10(b) above. In connection with a merger, consolidation, reorganization or other business combination of USPL with one or more other entities in which USPL is not the surviving entity, or upon a sale of all or substantially all of the assets of USPL to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which USPL is surviving corporation) that results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning more than 40 percent of the combined voting power of all classes of stock of USPL, USPL and the acquiring or surviving entity shall provide for the continuation of the Plan and the assumption of the Options theretofore granted, or for the substitution for such Options with new options covering the stock of a successor entity, or a parent or subsidiaries thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices. The Board shall send prior written notice of the occurrence of an event described in this Section 16(c) to all individuals who hold Options not later than the time at which USPL gives notice to of stockholders left such event is proposed.

     (d) Adjustments. Adjustments under this Section 17 related to Stock or securities of USPL shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     (e) No Limitation on Corporation. The grant of an Option pursuant to the Plan shall not affect or limit in anyway the right of or power of USPL to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve liquidate, were to sell or transferable or any part of its business or assets.

17. DISCLAIMER OF RIGHTS

     No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confirm upon any individual the right to remain in the employ of USPL, any Subsidiary or any Spin-off Corporation or to interfere in any way with the right and authority of USPL, any Subsidiary or any Spin-off Corporation either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and USPL, any Subsidiary or any Spin-off Corporation.

18. NON-EXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan nor the submission of the Plan to the stockholders of USPL for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights otherwise than under the Plan.

     This Amendment to the Plan was duly adopted and approved by be Board of Directors of USPL effective as of the 29th day of March, 2000, subject to approval and adoption by the stockholders of USPL.

                                          /s/ Bruce C. Rosetto

                                          Bruce C. Rosetto, Secretary

     This Amendment to the Plan was duly approved and adopted by the stockholders of USPL at a meeting held the 31st day of May, 2000.

                                          Bruce C. Rosetto, Secretary

                                   APPENDIX B
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                           U.S. PLASTIC LUMBER CORP.

     U.S. Plastic Lumber Corp., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), hereby certifies that:

          1. The present name of the Corporation is U.S. Plastic Lumber Corp. The name under which the Corporation was originally incorporated is Front Street, Inc., and the date of filing of its original articles of incorporation with the Secretary of State of Nevada is June 2, 1992.

          2. The Articles of Incorporation have been amended and restated in their entirety except the name of the Corporation has not changed. Such amendment and restatement was duly adopted in accordance with Section
     78.390 of the Nevada Revised Statutes.

          3. The Corporation's Articles of Incorporation are hereby amended and restated in its entirety as follows:

             FIRST: The name of the corporation is U.S. Plastic Lumber Corp. (the "Corporation").

             SECOND: Its registered office in the State of Nevada is located at The Corporate Trust Company of Nevada, One East First Street, Reno, Nevada 89501. Corporation may maintain an office, or offices, in such other place within or without the State of Nevada as may be from time to time designated by the Board of Directors, or by the Bylaws of said Corporation, and that this Corporation may conduct all Corporation business of every kind and nature, including the holding of all meetings of the Board of Directors and shareholders, outside the State of Nevada as well as within the State of Nevada.

             THIRD: The purpose or purposes for which this Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the Nevada General Corporation Law.

             FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 105,000,000 shares, consisting of 5,000,0000 shares of Preferred Stock, par value $0.001 per share, as more fully described in Section A. below (the "Preferred Stock"), and 100,000,000 shares of Common Stock, par value $0.0001 per share, as more fully described in Section B. below (the "Common Stock").

     A. Preferred Stock. The shares of Preferred Stock may be divided and issued from time to time in one or more series as may be divided and issued from time to time in one or more series as may be designated by the Board of Directors of the Corporation, each such series to be distinctly titled and to consist of the number of shares designated by the Board of Directors. All shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon (if any) shall accrue or be cumulative (or both). The designations, preferences and relative, participating, optional or other special rights (if any), of any series of Preferred Stock may differ from those of any and all other series at any time outstanding. The Board of Directors of the Corporation is hereby expressly vested with authority to fix by resolution the powers, designations, prefer-ences and relative, participating, optional or other special rights (if any), and the qualifications, limitations or restrictions thereof (if any), of the Preferred Stock and each series thereof which may be designated by the Board of Directors, including, but without limiting the generality of the foregoing, the following:

          (1) The voting rights and powers (if any) of the Preferred Stock and each series thereof;

          (2) The rates and times at which, and the terms and conditions on which, dividends (if any) on the Preferred Stock, and each series thereof, will be paid and any dividend preferences or rights of cumulation;

          (3) The rights (if any) of holders of the Preferred Stock, and each series thereof, to convert the same into, or exchange the same for, shares of other classes (or series of classes) of capital stock of the Corporation and the terms and conditions for such conversion or exchange, including provisions for adjustment of conversion or exchange prices or rates in such events as the Board of Directors shall determine;

          (4) The redemption rights (if any) of the Corporation and of the holders of the Preferred Stock, and each series thereof, and the times at which, and the terms and conditions on which, the Preferred Stock, and each series thereof, may be redeemed; and

          (5) The rights and preferences (if any) of the holders of the Preferred Stock, and each series thereof, upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

     B. Common Stock. All shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges.

          (1) Dividends. When and as dividends are declared upon the Common Stock, whether payable in cash, in property or in shares of stock of the Corporation, the holders of Common Stock shall be entitled to share equally, share for share, in such dividends.

          (2) Voting Rights. Each holder of Common Stock shall be entitled to one vote per share.

          (3) Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment shall have been made to holders of the Preferred Stock of the full amounts to which they shall be entitled as stated and expressed herein or as may be stated and expressed pursuant hereto, the holders of Common Stock shall be entitled, to the exclusion of the holders of the Preferred Stock, to share ratably according to the number of shares of the Common Stock held by them in all remaining assets of the Corporation available for distribution to its shareholders.

     C. Other Provisions. No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation of any class or series, or carrying any right to purchase stock of any class or series, but any such unissued stock, additional authorized shares of any class or series of stock or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, whether any such persons, firms, corporations or associations are holders or others, and upon such terms as may be deemed advisable by the Board of Directors in exercise of its sole discretion.

             FIFTH: The governing board of this Corporation shall be known as the Board of Directors, and the number of the Board of Directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of this Corporation, provided that the number of the Board of Directors shall be at least one (1).

             SIXTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board of Directors of the Corporation is expressly authorized and empowered to make, alter or repeal the Bylaws of the Corporation, subject to the power of the shareholders to alter or repeal any Bylaw made by the Board of Directors of the Corporation.

             SEVENTH:  The Corporation is to have perpetual existence.

             EIGHTH: The liability of the Board of Directors of the Corporation for monetary damages for breach of fiduciary duty is eliminated to the fullest extent provided by Nevada law. The Board of Directors and officers of the Corporation shall be indemnified by the Corporation against any liability to the fullest extent provided by Nevada law.

             NINTH: This Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by this Restated Articles of Incorporation, and all rights conferred upon shareholders herein are granted subject to this reservation.

     The number of shares of the Corporation outstanding and entitled to vote on amendments to the Articles of Incorporation is 33,913,290; that the said change and amendments have been consented to and approved by a majority vote of the shareholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

     IN WITNESS WHEREOF, U.S. Plastic Lumber Corp. has caused its corporate seal to be hereunto affixed and this Restated Articles of Incorporation to be signed by its President and attested to by its Secretary as of this 31st day of May, 2000.

                                          --------------------------------------
                                               Mark S. Alsentzer, President

                                          --------------------------------------
                                               Bruce C. Rosetto, Secretary

FILED IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

               , 2000
NO.

--------------------------------------
         , SECRETARY OF STATE

State of
          } ss
County of


     On                               2000,                , [Name of Persons
Appearing and Signing Document] personally appeared before me, a Notary Public who acknowledged that they executed the above instrument.


------------------------------------------------------
Signature of Notary

(Notary Stamp or Seal)

                                REVOCABLE PROXY
                           U.S. PLASTIC LUMBER CORP.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 31, 2000

The undersigned hereby constitutes and appoints Mark S. Alsentzer and Bruce C. Rosetto and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the Annual Meeting of Stockholders (the "Annual Meeting") of U.S. Plastic Lumber Corp. ("USPL"), to be held on the 31st day of May, 2000, and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of USPL which the undersigned is entitle to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned directs this proxy to vote as follows:

   Please mark your votes as in this example. [X]

1. The election as director of the nominees listed below for terms of four years (except as marked to the contrary):

   Mark S. Alsentzer   August C. Schultes, III    [ ] FOR     [ ] VOTE WITHHELD

    To withhold authority to vote for an individual nominee, write that nominee's name on the space provided below.

     ---------------------------------------------------------------------

2. To ratify an amendment and restatement to the 1999 Employee Stock Option Plan to increase the number of shares available for issuance thereunder.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

3. To adopt the proposal to amend and restate the Articles of Incorporation.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

4. To ratify the appointment of KPMG LLP as independent auditors for fiscal year ending December 31, 2000.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

5. In their discretion, the proxies are authorized to vote on any other business as may properly come before the Annual Meeting or any postponement or adjounment thereof.

                                  (Continued and to be signed on following page)

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED AND FOR THE APPROVAL OF THE PROPOSALS SET FORTH HEREIN.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF USPL

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES LISTED AND FOR THE APPROVAL OF PROPOSALS SET FORTH HEREIN. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

Should the undersigned be present and choose to vote at the Annual Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of USPL at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be terminated and shall have no force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary or by duly executing a proxy bearing a later date.

The undersigned hereby acknowledges receipt of the Company's 1999 Annual Report to Stockholders, Notice of the Company's Annual Meeting and the Proxy Statement relating thereto.

                                              Date:                       , 2000
                                                   ------------------------
                                              (Please date this Proxy)

                                              ----------------------------------

                                              ----------------------------------
                                              Signature(s)

                                              It would be helpful if you signed
                                              your name exactly as it appears on
                                              your stock certificate(s),
                                              indicating any official position
                                              or representative capacity. If
                                              shares are registered in more than
                                              one name, all owners should sign.

 PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE
                                 PAID ENVELOPE.